UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 9, 2006
Date of Report (Date of earliest event reported)

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 9, 2006, Plains All American Pipeline, L.P. (the “Partnership”) issued a press release announcing that it has commenced a private placement offering of $250 million of senior notes. The Partnership is filing a copy of the press release as Exhibit 99.1 hereto.

Item 9.01. Exhibits.

(c)           Exhibits.

99.1         Press Release of Plains All American Pipeline, L.P. dated May 9, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	Plains AAP, L.P., its general partner

		By:	Plains All American GP LLC, its general
partner

			By:	/s/ Phil Kramer
			Name:	Phil Kramer
			Title:	Executive Vice President and
Chief Financial Officer

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